EXHIBIT A

                              ASHLAND COAL, INC.
                          1995 STOCK INCENTIVE PLAN

                            Effective May 1, 1995


                              TABLE OF CONTENTS

      Section                                                          Page
--------------------                                                ---------
ARTICLE I      PURPOSE..........................................       A-1
ARTICLE II     DEFINITIONS......................................       A-1
          2.01. Agreement.......................................       A-1
          2.02. Ashland.........................................       A-1
          2.03. Award...........................................       A-1
          2.04. Beneficiary.....................................       A-1
          2.05. Board...........................................       A-1
          2.06. Change in Control...............................       A-1
          2.07. Code............................................       A-1
          2.08. Committee.......................................       A-1
          2.09. Common Stock....................................       A-2
          2.10. Company.........................................       A-2
          2.11. Disinterested...................................       A-2
          2.12. Employee........................................       A-2
          2.13. Exchange Act....................................       A-2
          2.14. Exercise Price..................................       A-2
          2.15. Fair Market Value...............................       A-2
          2.16. Incentive Stock Option or ISO...................       A-2
          2.17. Merit Award.....................................       A-2
          2.18. Nonqualified Stock Option or NQSO...............       A-2
          2.19. Option..........................................       A-2
          2.20. Performance Period..............................       A-2
          2.21. Performance Share Award.........................       A-2
          2.22. Performance Shares..............................       A-2
          2.23. Personal Representative.........................       A-2
          2.24. Phantom Stock Award.............................       A-2
          2.25. Plan............................................       A-2
          2.26. Restricted Period...............................       A-2
          2.27. Restricted Stock................................       A-2
          2.28. Restricted Stock Award..........................       A-3
          2.29. Retained Distributions..........................       A-3
          2.30. Retirement......................................       A-3
          2.31. Section 16(b) Optionee..........................       A-3
          2.32. Stock Appreciation Right or SAR.................       A-3
          2.33. Subsidiary......................................       A-3
          2.34. Tax Date........................................       A-3

ARTICLE III     STOCK SUBJECT TO THE PLAN.......................       A-3
ARTICLE IV      ADMINISTRATION..................................       A-3
ARTICLE V       ELIGIBILITY.....................................       A-4
ARTICLE VI      STOCK OPTIONS...................................       A-4
          6.01. Designation and Price...........................       A-4
          6.02. Exercise........................................       A-4
          6.03. Payment for Shares..............................       A-5
ARTICLE VII     STOCK APPRECIATION RIGHTS.......................       A-5
ARTICLE VIII    RESTRICTED STOCK AWARDS.........................       A-6
ARTICLE IX      MERIT AWARDS....................................       A-7
ARTICLE X       PERFORMANCE SHARES..............................       A-7
ARTICLE XI       PHANTOM STOCK AWARDS..........................        A-7

                                       i


      Section                                                         Page
--------------------                                               ---------
ARTICLE XII     SPECIAL EXERCISE RULES AND CONTINUED EMPLOYMENT AND AGREEMENT
                TO SERVE.......................................       A-8
          12.01.Death..........................................       A-8
          12.02.Disability.....................................       A-8
          12.03.Other Separations From Service.................       A-8
          12.04.Certain Accelerations..........................       A-9
          12.05.Continued Employment Undertaking...............       A-9
          12.06.Leaves of Absence..............................       A-9
ARTICLE XIII    WITHHOLDING TAXES..............................       A-9
ARTICLE XIV     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.....      A-10
ARTICLE XV      AMENDMENTS AND TERMINATIONS....................      A-10
ARTICLE XVI     MISCELLANEOUS PROVISIONS.......................      A-10
          16.01.No Right to Award..............................      A-10
          16.02.Assignment or Alienation.......................      A-10
          16.03.Compliance with Securities Laws................      A-10
          16.04.Expenses.......................................      A-11
          16.05.Consent to, Ratification of Certain Actions....      A-11
          16.06.Binding Nature of Actions......................      A-11
          16.07.Other Compensation Arrangements................      A-11
          16.08.Time Awards Granted............................      A-11
ARTICLE XVII    EFFECTIVENESS OF THE PLAN......................      A-11
ARTICLE XVIII   GOVERNING LAW..................................      A-11
ARTICLE XIX     UNFUNDED PLAN..................................      A-12
ARTICLE XX      RULES OF CONSTRUCTION..........................      A-12

                                      ii


                              Ashland Coal, Inc.
                          1995 Stock Incentive Plan
                                  ARTICLE I

PURPOSE

     The purpose of the Ashland Coal, Inc. 1995 Stock Incentive Plan is to promote the interests of Ashland Coal, Inc. and its shareholders by providing the officers and employees of the Company and its Subsidiaries with an incentive to continue service with Ashland. Accordingly, the Company may grant to selected officers and employees of Ashland Stock Options (both options qualifying under Code section 422 and options not so qualifying), Stock Appreciation Rights, Restricted Stock, Merit Awards, Performance Share Awards and Phantom Stock Awards in an effort to attract and retain in Ashland's employ qualified individuals and to provide such individuals with incentives to devote their best efforts to Ashland through ownership of the Company's stock, thus enhancing the value of the Company for the benefit of shareholders. The proceeds received by the Company from the exercise of options granted pursuant to this Plan shall be used for general corporate purposes.

                                  ARTICLE II

                                 DEFINITIONS

2.01. Agreement means a written agreement (including any amendment or supplement thereto) between the Company and an Employee specifying the terms and conditions of an Award.

2.02. Ashland  means, collectively, Ashland Coal, Inc. and its Subsidiaries.

2.03. Award means an Option, a Stock Appreciation Right, a Restricted Stock Award, a Merit Award, a Performance Share Award, or a Phantom Stock Award, in each case granted under this Plan.

2.04. Beneficiary means the person, persons, trust or trusts designated by an Employee, or if no designation has been made, the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of an Employee's death.

2.05. Board  means the Board of Directors of the Company.

2.06. Change in Control means an event or circumstance which shall be deemed to occur (1) upon the approval by the Board (or if approval of the Board is not required as a matter of law, the shareholders of the Company) of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property other than a merger in which the holders of Common Stock immediately prior to the merger will have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (C) adoption of any plan or proposal for the liquidation or dissolution of the Company, (2) when any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or any subsidiary or employee benefit plan or trust maintained by the Company, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 20% of the Company's Common Stock outstanding at the time, without the prior approval of the Board, or (3) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

2.07. Code means the Internal Revenue Code of 1986, as amended from time to time.

2.08. Committee means the Key Employee Stock Administration or "KESA" Committee of the Board, as from time to time constituted, or any successor committee of the Board with similar functions, which shall consist of three or more members, each of whom shall be Disinterested.

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2.09. Common Stock  means the Common Stock of the Company ($.01 par value), subject to adjustment pursuant to Article 14.

2.10. Company  means Ashland Coal, Inc.

2.11. Disinterested means disinterested within the meaning of applicable regulatory requirements, including those promulgated under Section 16 of the Exchange Act.

2.12. Employee  means an officer or employee of Ashland.

2.13. Exchange Act  means the Securities Exchange Act of 1934, as amended.

2.14. Exercise Price means, with respect to each share of Common Stock subject to an Option, the price fixed by the Committee at which such share may be purchased from the Company pursuant to the exercise of such Option, which price at no time may be less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted.

2.15. Fair Market Value means, on any given date, the closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such day, or, if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such service as the Committee may select. If shares of Common Stock are not then traded on the New York Stock Exchange, the Fair Market Value shall be determined by the Committee using any reasonable method in good faith.

2.16. Incentive Stock Option or ISO means an Option that is intended by the Committee to meet the requirements of Section 422 of the Code or any successor provision. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

2.17. Merit Award means an award of Common Stock issued pursuant to Article IX of the Plan.

2.18. Nonqualified Stock Option or NQSO means an Option granted pursuant to this Plan which does not qualify as an Incentive Stock Option.

2.19. Option means the right to purchase Common Stock at a price to be specified and upon terms to be designated by the Committee or otherwise determined pursuant to this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

2.20. Performance Period means the period designated by the Committee during which the performance objectives shall be measured.

2.21. Performance Share Award means an award of shares of Common Stock, the issuance of which is contingent upon attainment of performance objectives specified by the Committee.

2.22. Performance Shares means those shares of Common Stock issuable pursuant to a Performance Share Award.

2.23. Personal Representative means the person or persons who, upon the disability or incompetence of an Employee, shall have acquired on behalf of the Employee by legal proceeding or otherwise the right to receive the benefits specified in this Plan.

2.24. Phantom Stock Award means a hypothetical or target award of a number of shares of Common Stock, the vesting, earnout or payment of which is contingent upon the completion of a number of years of service, the occurrence of an event or the attainment of performance objectives established by the Committee.

2.25. Plan  means this Ashland Coal, Inc. 1995 Stock Incentive Plan.

2.26. Restricted Period means the period designated by the Committee during which Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered, which period shall not be less than one year from the date of grant.

2.27. Restricted Stock means those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions, terms, and conditions set forth in the related Agreement.

                                      A-2


2.28. Restricted Stock Award  means an award of Restricted Stock.

2.29. Retained Distributions means any securities or other property (other than cash dividends) distributed by the Company in respect of Restricted Stock during any Restricted Period.

2.30. Retirement means retirement of an Employee from the employ of Ashland as described in a tax-qualified pension or profit sharing plan maintained by Ashland in which the Employee participates.

2.31. Section 16(b) Optionee means an Employee or former Employee who is subject to Section 16(b) of the Exchange Act.

2.32. Stock Appreciation Right or SAR means the right of the holder to surrender an Option or any portion thereof which is then exercisable and/or receive in exchange therefor shares of Common Stock, cash, or a combination thereof, as the case may be, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock over the Exercise Price specified in such Option or SAR multiplied by the number of shares of Common Stock covered by such Option or SAR or portion thereof which is so surrendered. An SAR shall be exercisable upon any additional terms and conditions (including, without limitation, the issuance of Restricted Stock and the imposition of restrictions upon the timing of exercise) which may be determined as provided in the Plan.

2.33. Subsidiary means any present or future subsidiary corporation, as defined in Section 424 of the Code, of the Company.

2.34. Tax Date means the date the withholding tax obligation arises with respect to the exercise of an Award.

                                 ARTICLE III
                          STOCK SUBJECT TO THE PLAN

     There will be reserved for issuance under the Plan (upon the exercise of Options and Stock Appreciation Rights, upon awards of Restricted Stock, Performance Shares, Merit Awards and Phantom Stock Awards (where such Awards include the value of the hypothetical or target number of shares of Common Stock) and for stock bonuses on deferred awards of Restricted Stock, Performance Shares and Phantom Stock Awards (where such Awards include the value of the hypothetical or target number of shares of Common Stock)), an aggregate of 1,000,000 shares of Common Stock. Such shares shall be authorized but unissued shares of Common Stock. Except as provided in Articles VII, VIII, and XI, if any Award under the Plan shall expire or terminate for any reason without having been exercised in full, or if any Award shall be forfeited, the shares subject to the unexercised, terminated or forfeited portion of such Award shall again be available for the purposes of this Plan.

                                  ARTICLE IV
                                ADMINISTRATION

     This Plan shall be administered by the Committee. No person who is (or, within one year prior to his or her appointment as a member of the Committee, was) eligible to participate in this Plan, or in any stock option or stock bonus plan of the Company, or any person who is not Disinterested, shall be a member of the Committee.

     In addition to any implied powers and duties that may be needed to carry out the provisions of the Plan, the Committee shall have all the powers vested in it by the terms of the Plan, including, without limitation, exclusive authority to select the Employees to be granted Awards under the Plan, to determine the type, size and terms (not inconsistent with the provisions of this Plan) of the Awards to be made to each Employee selected, to determine the time when Awards will be granted, and to prescribe the form of the Agreements embodying Awards made under the Plan. No employee may be granted Options for more than 100,000 shares of Common Stock during any calendar year. The terms of any Award may include conditions (in addition to those in this Plan) on the exercisability of all or any part of an Option or on the transferability or forfeitability of Restricted Stock or a Phantom Stock Award. Notwithstanding any such conditions, the Committee may, in

                                      A-3


its discretion, accelerate the time at which any Option may be exercised or the time at which Restricted Stock or a Phantom Stock Award may become transferable or nonforfeitable.

     The Committee shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to make any other determinations which it believes necessary or advisable for the administration of the Plan, and to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems desirable to carry it into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee.

     The Committee may act only by a majority of its members. Any determination of the Committee may be made, without notice, by the written consent of the majority of the members of the Committee. In addition, the Committee may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for any action taken or omitted to be taken by him or her or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

                                  ARTICLE V
                                 ELIGIBILITY

     Awards may be granted only to individuals who are employees of the Company or its Subsidiaries. A director of the Company or a Subsidiary who is an employee of the Company or a Subsidiary may be granted Awards under this Plan. A member of the Committee may not participate in this Plan or be eligible for Awards hereunder during the time that his or her participation would prevent the Committee from being Disinterested.

                                  ARTICLE VI
                                STOCK OPTIONS

6.01. Designation and Price

     (a) Any Option granted under the Plan may be granted as an Incentive Stock Option or as a Nonqualified Stock Option as shall be designated by the Committee at the time of the grant of such Option. Each Option shall be evidenced by an Agreement between the recipient and the Company, which Agreement shall specify the designation of the Option as an ISO or a NQSO, as the case may be, and shall contain such terms and conditions as the Committee, in its sole discretion, may determine in accordance with the Plan.

     (b) Every Incentive Stock Option shall provide for a fixed expiration date of not later than ten years from the date such Incentive Stock Option is granted.

     (c) The Exercise Price of Common Stock issued pursuant to each Option shall be fixed by the Committee at the time of the granting of the Option; provided, however, that such Exercise Price shall in no event be less than 100% of the Fair Market Value of the Common Stock on the date such Option is granted.

     (d) An option may be granted with or without a related SAR.

6.02. Exercise

     The Committee may, in its discretion, provide for Options granted under the Plan to be exercisable in whole or in part; provided, however, that no Option may be exercised at any time for fewer than 50 shares (or the total remaining shares covered by the Option if fewer than 50 shares) during the term of the Option. The specified number of shares will be issued upon receipt by the Company of (i) notice from the Optionee of exercise of an Option, and
(ii) either payment to the Company (as provided in this Article VI, Section
6.03 below), of the Exercise Price for the number of shares with respect to which the Option is exercised, or with approval of the Committee, a secured promissory note as hereinafter provided. Each such notice and payment

                                      A-4


shall be delivered or mailed by post-paid mail, addressed to Ashland Coal, Inc., 2205 Fifth Street Road, Huntington, West Virginia 25701, Attn: Vice President--Human Resources, or such other place or to the attention of such other person as the Company may designate from time to time. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an ISO and for those shares acquired pursuant to a NQSO.

6.03. Payment for Shares

     Except as otherwise provided in this Article VI, the Exercise Price for the Common Stock shall be paid in full when the Option is exercised. Subject to such rules as the Committee may impose, the Exercise Price may be paid in whole or in part in (i) cash, (ii) whole shares of Common Stock owned by the Employee six months or longer and evidenced by negotiable certificates, valued at their Fair Market Value on the date of exercise, (iii) by a combination of such methods of payment, or (iv) such other consideration as shall constitute lawful consideration for the issuance of Common Stock and be approved by the Committee (including without limitation, assurance satisfactory to the Committee from a broker registered under the Exchange Act, of the delivery of the proceeds of an imminent sale of the stock to be issued pursuant to the exercise of such Option, such sale to be made at the direction of the Employee). If certificates representing shares of Common Stock are used to pay all or part of the Exercise Price of an Option, separate certificates shall be delivered by the Company representing the same number of shares as each certificate so used and an additional certificate shall be delivered representing any additional shares to which the Employee is entitled as a result of exercise of the Option. The Committee may, in its discretion, authorize payment of all or any part of the Exercise Price over a period of not more than five years from the date the Option is exercised. In such instance any unpaid balance of the Exercise Price shall be evidenced by the Employee's promissory note payable to the order of the Company which shall be secured by such collateral and shall bear interest at such rate or rates as determined from time to time by the Committee.

                                 ARTICLE VII
                          STOCK APPRECIATION RIGHTS

     The Committee may grant Stock Appreciation Rights pursuant to the provisions of this Article VII to any Employee. Subject to the terms and provisions of this Article VII, an SAR shall be exercisable only when the Fair Market Value (determined as of the date of exercise of the SAR) of each share of Common Stock with respect to which the SAR is to be exercised shall exceed the Exercise Price per share of Common Stock subject to the SAR. An SAR granted under the Plan shall be exercisable in whole or in part by notice to the Company. Such notice shall state that the holder of the SAR elects to exercise the SAR and the number of shares in respect of which the SAR is being exercised. For purposes of this Article VII, the date of exercise of an SAR shall mean the date on which the Company receives such notice.

     Subject to the terms and provisions of this Article VII, upon the exercise of an SAR, the holder thereof shall be entitled to receive from Ashland consideration (in the form hereinafter provided) equal in value to the excess of the Fair Market Value (determined as of the date of exercise of the SAR) of each share of Common Stock with respect to which such SAR has been exercised over the Exercise Price per share of Common Stock subject to the SAR. The Committee may stipulate in the Agreement the form of consideration which shall be received upon the exercise of an SAR. If no consideration is specified therein, upon the exercise of an SAR, the holder may specify the form of consideration to be received by such holder, which shall be in shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or in cash, or partly in cash and partly in shares of Common Stock, as the holder shall request; provided, however, that the Committee, in its sole discretion, may disapprove the form of consideration requested and instead authorize the payment of such consideration in shares of Common Stock (valued as aforesaid), or in cash, or partly in cash and partly in shares of Common Stock.

     Upon the exercise of an SAR, an Option for the number of shares of Common Stock with respect to which such SAR is exercised shall be deemed to have been exercised and to that extent a corresponding number of shares of Common Stock shall not again be available for the grant of Awards under the Plan. Upon the exercise or termination of an SAR, the number of shares with respect thereto shall be considered to have

                                      A-5


been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the SAR was so exercised or terminated.

                                 ARTICLE VIII
                           RESTRICTED STOCK AWARDS

     The Committee may make awards of Restricted Stock, evidenced by an Agreement which shall contain such terms and conditions as the Committee, in its sole discretion, may determine. The amount of each Restricted Stock Award and the respective terms and conditions of each Award (which terms and conditions need not be the same in each case) shall be determined by the Committee in its sole discretion. The consideration to be paid by an Employee for any Award made hereunder shall be fixed by the Committee from time to time, but shall in no event be less than the par value of the shares of Restricted Stock awarded to him or her determined in a manner and on a basis consistent with Delaware General Corporation Law. Any such Restricted Stock Award shall automatically expire if not purchased in accordance with the Committee's requirements within thirty (30) days after the date of grant. Subject to the terms and conditions of each Restricted Stock Award, the Employee, as the owner of the Common Stock issued as Restricted Stock, shall have all rights of a shareholder including, but not limited to, voting rights as to such Common Stock and the right to receive dividends thereon when, as and if paid.

     In the event that a Restricted Stock Award has been made to an Employee whose employment or service is subsequently terminated for any reason prior to the lapse of all restrictions thereon, such Restricted Stock will be forfeited in its entirety by such Employee; provided, however, that the Committee may, in its sole discretion, limit such forfeiture. Any Restricted Stock so forfeited by an Employee shall not again be available for the grant of Awards under the Plan.

     Employees may be offered the opportunity to defer the receipt of payment of vested shares of Restricted Stock, and Common Stock may be granted as a bonus for deferral, under terms as may be established by the Committee from time to time; however, in no event shall the Common Stock granted as a bonus for deferral exceed 20% of the Restricted Stock so deferred.

     Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered during a Restricted Period, which shall be determined by the Committee and which shall not be less than one year from the date such Restricted Stock was awarded. The Committee may at any time reduce the Restricted Period with respect to any outstanding shares of Restricted Stock awarded under the Plan to Employees, but in no event shall such Restricted Period be less than one year.

     During the Restricted Period, certificates representing the Restricted Stock and any Retained Distributions shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of such Restricted Stock (and any such Retained Distributions), and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms, and conditions provided in this Plan and the applicable Agreement. Such certificates shall be deposited by the recipient with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions which shall be forfeited in accordance with the Plan and the applicable Agreement. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The recipient will have the right to vote such Restricted Stock, to receive and retain all cash dividends, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exception that (i) the recipient will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the restrictions applicable thereto shall have expired; (ii) the Company will retain custody of all Retained Distributions made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts; (iii) the recipient may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Stock or any Retained Distributions during the Restricted Period; and

                                      A-6


(iv) a breach of any restrictions, terms, or conditions provided in the Plan or established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                                  ARTICLE IX
                                 MERIT AWARDS

     The Committee may from time to time make an award of Common Stock under the Plan to selected Employees for such reasons and in such amounts as the Committee, in its sole discretion, may determine. The consideration to be paid by an Employee for any such Merit Award made hereunder shall be fixed by the Committee from time to time, but shall in no event be less than the par value of the shares of Common Stock awarded to him or her determined in a manner and on a basis consistent with Delaware General Corporation Law.

                                  ARTICLE X
                              PERFORMANCE SHARES

     The Committee may make awards of Common Stock, evidenced by an Agreement, to selected Employees on the basis of the Company's financial performance in any given period. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees who shall receive such Performance Shares, to determine the number of such shares to be granted for each Performance Period, and to determine the duration of each such Performance Period. There may be more than one Performance Period in existence at any one time, and the duration of Performance Periods may differ from each other.

     The Committee shall establish performance measures for each Performance Period on the basis of such criteria and to accomplish such objectives as the Committee may from time to time, in its sole discretion, determine. Such measures may include, but shall not be limited to, return on investment, earnings per share, return on shareholders' equity, or return to shareholders. The performance measures determined by the Committee shall be established prior to the beginning of each Performance Period but may be subject to such later revisions as the Committee shall deem appropriate. Performance Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered, except as herein provided and as provided in Section 12.04 of Article XII, during the Performance Period.

     The Committee shall determine, in its sole discretion, the manner of payment, which may include (i) cash, (ii) shares of Common Stock, or (iii) shares of Restricted Stock in such proportions as the Committee shall determine. Employees may be offered the opportunity to defer the receipt of payment of earned Performance Shares, and Common Stock may be granted as a bonus for deferral under terms as may be established by the Committee from time to time; however, in no event shall the Common Stock granted as a bonus for deferral exceed 20% of the Performance Shares so deferred.

     An Employee must be employed by the Company at the end of a Performance Period in order to be entitled to payment of Performance Shares in respect of such period; provided, however, that in the event of an Employee's cessation of employment before the end of such period, or upon the occurrence of his or her death, retirement, or disability, or other reason approved by the Committee, the Committee may, in its sole discretion, limit such forfeiture. The preceding sentence shall not affect an Employee's right to receive payment of Performance Shares that were earned in a Performance Period that ended prior to the Employee's termination of employment, death, retirement or disability.

                                  ARTICLE XI
                             PHANTOM STOCK AWARDS

     The Committee may make Phantom Stock Awards (which may be based solely on the value of the underlying shares, solely on any earnings or appreciation thereon, or both) evidenced by an Agreement, to

                                      A-7


selected Employees on the basis of the completion of a number of years of service, the occurrence of an event or the attainment of personal or corporate performance objectives established by the Committee in its sole discretion. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees who shall receive Phantom Stock Awards, to determine the number of hypothetical or target shares as to which each such Award is subject, and to determine the terms and conditions of each such Award. There may be more than one Phantom Stock Award in existence at any one time with respect to a selected Employee, and the terms and conditions of each such Award may differ from each other.

     The Committee shall establish vesting or performance measures for each Phantom Stock Award on the basis of such criteria and to accomplish such objectives as the Committee may from time to time, in its sole discretion, determine. Such measures may include, but shall not be limited to, years of service, periods of employment, the occurrence of certain events and individual or corporate performance objectives including but not limited to return on investment, earnings per share, return on shareholders' equity, or return to shareholders. The vesting or performance measures determined by the Committee shall be established at the time a Phantom Stock Award is made by the Committee but may be subject to such later revisions as the Committee shall deem appropriate. Phantom Stock Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered, except as herein provided and as provided in Section 12.04 of Article XII, during the Performance Period.

     The Committee shall determine, in its sole discretion, the manner of payment, which may include (i) cash, (ii) shares of Common Stock, or (iii) shares of Common Stock in such proportions as the Committee shall determine. Employees may be offered the opportunity to defer the receipt of payment of earned Phantom Stock Awards, and cash or Common Stock may be granted as a bonus for deferral under such terms as may be established by the Committee from time to time; however, in no event shall the cash or Common Stock granted as a bonus for deferral exceed 20% of the applicable Phantom Stock Award so deferred.

     In the event that a Phantom Stock Award has been made to an Employee whose employment or service is subsequently terminated for any reason before it is vested or prior to its earnout or the lapse of all restrictions thereon, such Phantom Stock Award or the applicable portion thereof will be forfeited by such Employee; provided, however, that the Committee may, in its sole discretion, limit such forfeiture. Any Phantom Stock Award so forfeited by an Employee (relating to the value of the underlying hypothetical or target shares of Common Stock) shall not again be available for the grant of Awards under the Plan.

                                 ARTICLE XII
                          SPECIAL EXERCISE RULES AND
                 CONTINUED EMPLOYMENT AND AGREEMENT TO SERVE

12.01. Death

     Every Option shall provide that in the event the Employee dies (i) while employed by the Company, (ii) during the period of disability described in
Section 12.02 of this Article XII, (iii) within three months after cessation of employment for any cause (other than Retirement), or (iv) after Retirement while Options remain outstanding, such Option shall be exercisable, at any time or from time to time, prior to the fixed termination date set forth in the Option, by the Beneficiaries of the decedent for the number of shares which the Employee could have acquired under the Option immediately prior to the Employee's death.

12.02. Disability

     Every Option shall provide that in the event the employment of any Employee shall cease by reason of total and permanent disability within the meaning of Section 22(e)(3) of the Code, as determined by the Committee at any time during the term of the Option, such Option shall be exercisable, at any time or from time to time by such Employee prior to its termination date for the number of shares which the Employee could have acquired under the Option immediately prior to the Employee's total and permanent disability. The determination by the Committee of any question involving disability shall be conclusive and binding.

                                      A-8


12.03. Other Separations From Service

     Except as provided in Sections 12.01 and 12.04 of this Article XII, every Option shall provide that it shall terminate on the earlier to occur of the fixed termination date set forth in the Option or three months after cessation of the Employee's employment for any cause except Retirement, in which event the Option shall be exercisable at any time prior to its termination date. If an Option is exercised after cessation of employment or Retirement, it may be exercised only in respect of the number of shares which the Employee could have acquired under the Option immediately prior to such cessation of employment or Retirement; provided, however, that no Option may be exercised after the fixed termination date set forth in the Option.

12.04. Certain Accelerations

     Notwithstanding any provision of this Article XII to the contrary, any Award granted pursuant to the Plan, may, in the discretion of the Committee or as provided in the relevant Agreement, become exercisable (earned or vested in the case of a Restricted Stock, Performance Share or Phantom Stock Award), at any time or from time to time, prior to satisfying the earnout or vesting requirements or the fixed termination date set forth in the Award for the full amount or number of awarded shares or any part thereof, less such amount or number as may have theretofore become vested or been acquired under the Award
(i) from and after the time the Employee ceases to be an Employee of Ashland as a result of the sale or other disposition by Ashland of assets or property (including shares of any subsidiary) in respect of which such Employee had theretofore been employed or as a result of which such Employee's continued employment with Ashland is no longer required, and (ii) in the case of a Change in Control of the Company, from and after the date of such Change in Control.

12.05. Continued Employment Undertaking

     Each Employee granted an Award under this Plan shall agree by his or her acceptance of such Award to remain in the service of Ashland for a period of at least one year from the date of the Agreement respecting the Award. Such service shall, subject to the terms of any contract between Ashland and such Employee, be at the pleasure of Ashland and at such compensation as Ashland shall reasonably determine from time to time. Nothing in the Plan, or in any Award granted pursuant to the Plan, shall confer on any individual any right to continue in the employment of or service to Ashland or interfere in any way with the right of Ashland to terminate the Employee's employment at any time.

12.06. Leaves of Absence

     Subject to the limitations set forth in Section 422 of the Code, the Committee may adopt, amend, or rescind from time to time such provisions as it deems appropriate with respect to the effect of leaves of absence approved by any duly authorized officer of Ashland with respect to any Employee.

                                 ARTICLE XIII
                              WITHHOLDING TAXES

     Federal, state or local law may require the withholding of taxes applicable to gains resulting from the exercise of an Award. Unless otherwise prohibited by the Committee, each Employee may satisfy any such tax withholding obligation by any of the following means, or by a combination of such means: (i) cash withholding from a payment relating to an Award, (ii) a cash payment, (iii) authorizing the Company to withhold from the shares of Common Stock otherwise issuable to the Employee pursuant to the exercise or vesting of an Award a number of shares having a Fair Market Value, as of the Tax Date, which will satisfy the amount of the withholding tax obligation, or
(iv) by delivery to the Company of a number of shares of Common Stock having a Fair Market Value as of the Tax Date which will satisfy the amount of the withholding tax obligation arising from an exercise or vesting of an Award. An Employee's election to pay the withholding tax obligation by (iii) or (iv) above must be made on or before the Tax Date, is irrevocable, is subject to such rules as the Committee may adopt, and may be disapproved by the Committee. If the amount requested is not paid, the Committee may refuse to issue Common Stock under the Plan.

                                      A-9


                                 ARTICLE XIV
                  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other change in capitalization, or any distribution to common stockholders other than cash dividends, the number or kind of shares that may be issued under the Plan pursuant to Article III and the number or kind of shares subject to, or the price per share under any outstanding Award shall be automatically adjusted so that the proportionate interest of the Employee shall be maintained as before the occurrence of such event. Any such adjustment must be made on a basis determined fair by the Committee and in accordance with the Company's Restated Certificate of Incorporation, as amended, and its Amended Bylaws, as in effect at the time, and in accordance with all applicable laws. Such adjustment shall be conclusive and binding for all purposes of the Plan.

                                  ARTICLE XV
                         AMENDMENTS AND TERMINATIONS

     Unless the Plan shall have been terminated as hereinafter provided, the Plan shall terminate on, and no Award shall be granted after May 1, 2005. The Plan may be terminated, modified or amended by the shareholders of the Company. The Board may at any time terminate, modify or amend the Plan in such respects as it shall deem advisable; provided, however, that the Board may not, without approval by the holders of a majority of the outstanding shares of stock present and voting at any annual or special meeting of shareholders of the Company: (i) increase (except as provided in Article XIV) the maximum number of shares which may be issued pursuant to the Awards granted under the Plan, or the maximum number of Options which may be granted to any individual Employee in any calendar year, (ii) change the class of persons eligible to receive Awards, (iii) change the manner of determining the minimum Exercise Price of Options other than to change the manner of determining the Fair Market Value of the Common Stock as set forth in Article II, or (iv) extend the period during which Awards may be granted or exercised.

                                 ARTICLE XVI
                           MISCELLANEOUS PROVISIONS

16.01. No Right to Award

     Employees are selected for Awards at the sole discretion of the Committee. No Employee shall have any claim or right to be granted an Award under the Plan.

16.02. Assignment or Alienation

     An Employee's rights and interest under the Plan may not be assigned, transferred, pledged or otherwise encumbered, in whole or in part, either directly or by operation of law or otherwise (except in the event of an Employee's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Employee in the Plan shall be subject to any obligation or liability of any such Employee. An Award shall be exercisable, during an Employee's lifetime, only by him or her or his or her Personal Representative. Except as specified in Article VIII, the holder of an Award shall have none of the rights of a shareholder until the shares subject thereto shall have been registered in the name of the person receiving or person or persons exercising the Award on the transfer books of Ashland.

16.03. Compliance with Securities Laws

     No Common Stock shall be issued hereunder unless counsel for Ashland shall be satisfied that such issuance will be in compliance with applicable federal, state, and other securities laws. The appropriate officers of the Company shall cause to be filed any reports, returns, or other information regarding Awards

                                     A-10


hereunder or any Common Stock issued pursuant hereto as may be required by
Section 13 or 15(d) of the Exchange Act, or any other applicable statute, rule, or regulation.

16.04. Expenses

     The expenses of the Plan shall be borne by the Company.

16.05. Consent to, Ratification of Certain Actions

     By accepting any Award under the Plan, each Employee and each Personal Representative or Beneficiary claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

16.06. Binding Nature of Actions

     Awards granted under the Plan shall be binding upon the Company, its successors, and assigns.

16.07. Other Compensation Arrangements

     Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required.

16.08. Time Awards Granted

     Each Employee shall be deemed to have been granted any Award on the date the Committee took action to grant such Award under the Plan or such later date as the Committee in its sole discretion shall determine at the time such grant is authorized.

                                 ARTICLE XVII
                          EFFECTIVENESS OF THE PLAN

     The Plan shall be submitted to the shareholders of the Company for their approval and adoption on April 28, 1995, or such other date fixed for the next meeting of shareholders or any adjournment or postponement thereof. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted at a meeting of the Company's shareholders. Subject to approval by the shareholders on April 28, 1995, the Plan shall be effective May 1, 1995.

                                ARTICLE XVIII
                                GOVERNING LAW

     The provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of Delaware.

     No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which shares of Common Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which shares of Restricted Stock are awarded, Performance Shares or a Phantom Stock Award were earned or for which an Option or SAR is exercised may bear such legends and statements as the Company deems advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                     A-11


                                 ARTICLE XIX
                                UNFUNDED PLAN

     The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

                                  ARTICLE XX
                            RULES OF CONSTRUCTION

     Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                     A-12